See reverse side for restrictions on the transfer of shares represented by this Certificate

INCORPORATED UNDER THE LAWS OF MASSACHUSETTS

No. _________                                                   _________ Shares



GENZYME TRANSGENICS CORPORATION

fully-paid non-assessable shares of Series B Convertible Preferred Stock

$0.01 Par Value

THIS CERTIFIES THAT SPECIMEN is the owner of ZERO (0) Shares of the Capital Stock of Genzyme Transgenics Corporation transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of November A.D. 1999

__________________
President                                            Treasurer

SHARES $0.01 EACH
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THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER
THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAW AND MAY NOT BE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR (II) UPON FIRST FURNISHING TO THE COMPANY AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER IS NOT IN VIOLATION OF THE REGISTRATION REQUIREMENTS OF THE ACT OR ANY STATE SECURITIES LAW.

CERTIFICATE FOR ____ SHARES of the Capital Stock

GENZYME TRANSGENICS CORPORATION

ISSUED TO

Specimen




DATE

November 1999



For Value Received, _________ hereby sell, assign and transfer unto ____________________________________________________ Shares of the Capital Stock
represented by the within Certificate and do hereby irrevocably constitute and appoint _________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________  ____

In presence of ______________________________________

__________________________



NOTICE, THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.